                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 12, 2001


                       United States Lime & Minerals, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Texas                          000-04197                  75-0789226
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
       INCORPORATION)                                          IDENTIFICATION NO.)



     13800 Montfort Drive, Suite 330, Dallas, Texas                   75240
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)




        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (972) 991-8400

ITEM 5. OTHER EVENTS

         On February 12, 2001, United States Lime & Minerals, Inc. issued a news release reporting the completion of its $10 million pro-rata rights offering to existing shareholders and announcing that it raised $10,000,000 in additional equity capital and issued 1,818,181 additional shares of common stock at the subscription price of $5.50 per share. A copy of the news release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             99.1   News release dated February 12, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED STATES LIME & MINERALS, INC.


Dated:  February 12, 2001
                                       By:  /s/ TIMOTHY W. BYRNE
                                          -------------------------------------
                                          Timothy W. Byrne
                                          President and Chief Executive Officer

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             News release dated February 12, 2001